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                                                                   EXHIBIT 10.30


                 STOCK OPTION AGREEMENT AND CONSENT TO AMENDMENT


         THIS STOCK OPTION AGREEMENT AND CONSENT TO AMENDMENT, executed this ____ day of May, 2000, but effective as of April 20, 2000, by and between UNIVERSAL COMPRESSION HOLDINGS, INC., a Delaware corporation ("Holdings") and __________________ (the "Employee"), who is an Employee of Universal Compression, Inc. ("Universal"), a wholly-owned subsidiary of Holdings.

         WHEREAS, Holdings previously granted to the Employee, effective ____________, 1998, an option (the "Prior Option") to purchase ______ shares of Holdings Common Stock, $.01 par value per share, (the "Common Stock") at $50 per share pursuant to the Universal Compression Holdings, Inc. Incentive Stock Option Plan (the "Plan");

         WHEREAS, the terms and conditions of the Prior Option are set forth in a stock option agreement dated ____________, 1998, (the "Prior Option Agreement");

         WHEREAS, pursuant to the terms of the Plan and in connection with the proposed initial public offering of Common Stock, and a related change in capitalization of Holdings if such offering is consummated, the Board of Directors of Holdings (the "Board") may equitably adjust outstanding stock options;

         WHEREAS, the parties desire to amend the provisions of the Prior Option Agreement regarding termination of employment, mode of exercise and anti-dilution;

         WHEREAS, effective April 20, 2000, Holdings amended Section 10 of the Plan to modify the anti-dilution provision;

         WHEREAS, Holdings proposes to amend, effective May 15, 2000, Section 10 of the Plan to modify the option price payment provision of such Section;

         WHEREAS, Holdings has granted to the Employee an option to purchase _______ shares of Common Stock at $________ per share (the "Exercise Price"), pursuant to the terms and conditions of this Agreement and Consent in consideration for services to Universal and the Employee's agreement and consent to the amendment of the Prior Option Agreement and the Plan; and

         WHEREAS, pursuant to Employee's execution of this Agreement and Consent, the Employee agrees and consents to the amendment of the Prior Option Agreement and Section 10 of the Plan;

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         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:


                                       I.


                        PRIOR OPTION AGREEMENT AMENDMENT


         1. Sections 2(b)(ii) and (iii) of the Prior Option Agreement are amended to provide as follows:

                           (ii) Termination of Employment Without Cause. In the event Universal terminates Employee's employment without Cause (as defined in the Plan), the Option shall terminate as of the date of Employee's termination of employment except for the portion of the Option which is exercisable as of the date of termination of employment, which shall terminate 30 days following the date of such termination of employment.

                           (iii) Termination of Employment for Cause or
         Voluntary Resignation. In the event the Employee's employment with Universal shall terminate for Cause (as defined in the Plan), or the Employee voluntarily resigns his or her employment with Universal, the Option, whether or not exercisable as of the date of termination of employment, shall terminate in its entirety on the date of termination.

         2. Section 4 of the Prior Option Agreement is amended to provide as follows:

                  4. MODE OF EXERCISE. The Option shall be exercised by giving to Holdings written notice stating (a) the number of shares with respect to which the Option is being exercised, (b) the aggregate Exercise Price for such shares, and (c) the method of payment. At the option of the Employee, such aggregate Exercise Price may be paid: (i) in cash; (ii) with the consent of the Board of Directors of Holdings (the "Board"), which consent may be given or withheld in its sole discretion, by delivery of a promissory note to Holdings payable over a three (3) year period and bearing interest at the prime rate; (iii) with the consent of the Administrator of the Plan, which consent may be given or withheld in its sole discretion, by delivery of shares of Common Stock owned by the Employee having a Fair Market Value (as determined by Section 7 hereof) equal in amount to the aggregate Exercise Price of the Option being exercised; (iv) by any combination of (i), (ii) and (iii); or (v) with the consent of the Administrator of the Plan, which consent may be given or withheld in its sole discretion, by cancellation of a portion of the Option as determined by the Administrator of the Plan.



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         3. Section 8 of the Prior Option Agreement is amended to provide as follows:

                  8. ADJUSTMENT. The number, class of and/or Exercise Price of shares subject to the Option shall be adjusted by the Administrator of the Plan to reflect a change in the capitalization of Holdings resulting from a stock dividend or split, and may be adjusted by the Administrator of the Plan to reflect a change in the capitalization of Holdings resulting from a merger, consolidation, acquisition, separation (including a spin-off or spin-out), reorganization or liquidation; provided that the number of shares subject to the Option shall always be a whole number. Notwithstanding the foregoing, the issuance by Holdings of shares of any class or securities convertible into shares of any class, for cash or property, or for labor or services, either upon direct sale or upon exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of Holdings convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the shares subject to the Option.

                                       II.

                       EMPLOYEE CONSENT TO PLAN AMENDMENT

         1. The Employee hereby agrees and consents to the April 20, 2000 amendment to Section 10(h) of the Plan and the May 15, 2000 amendment to Section 10(d) of the Plan and the application of such Plan Sections, as amended, to the Prior Option, the Option and any other options granted to the Employee under the Plan.

         2. As amended, Section 10(d) of the Plan will provide as follows:

                  (d) Payment of Option Price Upon Exercise. The purchase price of the shares of Common Stock as to which an Option shall be exercised shall be paid to the Corporation at the time of exercise: (i) in cash;
         (ii) with the consent of the Board, by delivery of a promissory note to the Corporation payable over a three (3) year period and bearing interest at the prime rate; (iii) with the consent of the Administrator, by delivery of shares of Common Stock owned by the Participant having a Fair Market Value (as defined and determined by Section 2 hereof) equal in amount to the aggregate exercise price of the Option being exercised; (iv) by any combination of (i), (ii) and
         (iii); or (v) with the consent of the Administrator, by cancellation of a portion of the Option as determined by the Administrator.

         3. As amended, Section 10(h) of the Plan provides as follows:

                  (h) Adjustments. The aggregate number and/or class of shares which may be available for the grant of Options and the number, class of and/or option price of shares subject to outstanding Options shall be adjusted by the Administrator to reflect a change in the capitalization of the Corporation resulting from a stock dividend or split, and may be adjusted by the Administrator to reflect


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         a change in the capitalization of the Corporation resulting from a merger, consolidation, acquisition, separation (including a spin-off or spin-out), reorganization or liquidation; provided that the number of shares subject to any Option shall always be a whole number. Notwithstanding the foregoing, the issuance by the Corporation of shares of any class or securities convertible into shares of any class, for cash or property, or for labor or services, either upon direct sale or upon exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the shares authorized for issuance under Section 4 or the shares subject to outstanding Options.

                                      III.

                                NEW OPTION GRANT

         1. GRANT OF NEW OPTION. Holdings grants to the Employee an option (the "Option") to purchase _______ shares of Common Stock at $______ per share effective as of April 20, 2000. The Option shall expire on December 31, 2000 unless on or before such date (a) the Employee executes this Agreement and Consent and (b) there is an initial public offering of Common Stock. If both (a) and (b) occur on or before December 31, 2000, the Option shall expire at 12:00 midnight on April 19, 2010, unless sooner terminated under the provisions hereof. This Option is granted under the Plan, as amended April 20, 2000, a copy of which is attached hereto as Exhibit "A" and is incorporated herein by reference, and shall constitute an Incentive Stock Option under Section 422 of the Internal Revenue Code of 1986, as amended, (the "Code") to the extent permissible under Section 422(d) of the Code, and otherwise shall be a Non-qualified Stock Option. All capitalized terms not otherwise defined in this Agreement and Consent shall have the respective meaning of such terms as defined in the Plan.

         2. OPTION TERMS AND CONDITIONS.

         (a) Exercise of Option. The Option shall become exercisable based on the same vesting schedule and dates as set forth in Section 2(a) of the Prior Option Agreement; provided, however, the Option shall become immediately exercisable (except as provided in this sentence below) upon (i) a public offering of Common Stock of Holdings, (ii) the acquisition by any Person, other than an Affiliate of Castle Harlan Partners III, L.P. (as defined in the Plan) of fifty-one percent (51%) or more of the Common Stock of Holdings, or (iii) a sale of all or substantially all of the assets of Holdings; provided further that, notwithstanding the foregoing, in no event may the Option be exercisable prior to the later of: (x) the Employee's execution of this Agreement and Consent and (y) an initial public offering of Common Stock, and if neither of such events occurs on or before December 31, 2000, this Option shall terminate as provided in Section 1 above.

         (b) Termination of Employment.

                  (i) Termination due to Death, Disability or Retirement. In the event the Employee's employment with Universal terminates on account of death, Disability (as defined in


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the Plan) or retirement after age 65, the Option shall terminate as of the date of Employee's termination of employment, except for the portion of the Option which is exercisable as of the date of termination of employment, which shall terminate three months following the date of Employee's death, disability or retirement after age 65.

                  (ii) Termination of Employment Without Cause. In the event Universal terminates Employee's employment without Cause (as defined in the Plan), the Option shall terminate as of the date of Employee's termination of employment except for the portion of the Option which is exercisable as of the date of termination of employment, which shall terminate 30 days following the date of such termination of employment.

                  (iii) Termination of Employment for Cause or Voluntary Resignation. In the event the Employee's employment with Universal shall terminate for Cause (as defined in the Plan), or the Employee voluntarily resigns his or her employment with Universal, the Option, whether or not exercisable as of the date of termination of employment, shall terminate in its entirety on the date of termination.

         3. NON-TRANSFERABILITY. No Option granted hereby and no right arising thereunder shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the Employee, the Option shall be exercisable only by the Employee. If the Option is exercisable at the date of the Employee's death and is transferred by will or by the laws of descent and distribution, the Option shall be exercisable in accordance with the terms of such Option by the executor or administrator, as the case may be, of the Employee's estate for a period of three (3) months after the date of the Employee's death and shall then terminate.

         4. MODE OF EXERCISE. The Option shall be exercised by giving to Holdings written notice stating (a) the number of shares with respect to which the Option is being exercised, (b) the aggregate Exercise Price for such shares, and (c) the method of payment. At the option of the Employee, such aggregate Exercise Price may be paid: (i) in cash; (ii) with the consent of the Board, which consent may be given or withheld in its sole discretion, by delivery of a promissory note to Holdings payable over a three (3) year period and bearing interest at the prime rate; (iii) with the consent of the Administrator of the Plan, which consent may be given or withheld in its sole discretion, by delivery of shares of Common Stock owned by the Employee having a Fair Market Value (as determined by Section 5 below) equal in amount to the aggregate Exercise Price of the Option being exercised; (iv) by any combination of (i), (ii) and (iii); or (v) with the consent of the Administrator of the Plan, which consent may be given or withheld in its sole discretion, by cancellation of a portion of the Option as determined by the Administrator of the Plan.

         5. FAIR MARKET VALUE OF COMMON STOCK. The "Fair Market Value" of the Common Stock on any day shall be determined by the Board as follows: (i) if the Common Stock is listed on a national securities exchange or quoted through the NASDAQ National Market System, the Fair Market Value on any day shall be the average of the high and low reported Consolidated Trading sales prices, or if no such sale is made on such day, the average of the closing bid and asked prices reported on the Consolidated Trading listing for such day; (ii) if the Common Stock is quoted on the NASDAQ inter-dealer quotation system, the Fair Market



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Value on any day shall be the average of the representative bid and asked prices at the close of business for such day; (iii) if the Common Stock is not listed on a national stock exchange or quoted on NASDAQ, the Fair Market Value on any day shall be the average of the high bid and low asked prices reported by the National Quotation Bureau, Inc. for such day; or (iv) if none of clauses (i) -
(iii) are applicable, the Fair Market Value as may be determined by the Board or the Administrator of the Plan, there being no obligation to make such determination.

         6. STOCK CERTIFICATES. All stock certificates representing shares of Common Stock acquired pursuant to the exercise of an Option that are issued by Holdings shall contain a legend substantially in the following form:

                "SHARES OF UNIVERSAL COMPRESSION HOLDINGS, INC. ("HOLDINGS") REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDERS AGREEMENT, DATED AS OF February 20, 1998, AS MAY BE AMENDED, WHICH CONTAINS PROVISIONS REGARDING THE RESTRICTIONS ON THE TRANSFER OF SUCH SHARES AND OTHER MATTERS. A COPY OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF HOLDINGS. THE SHARES REPRESENTED BY THIS CERTIFICATE WERE NOT REGISTERED UNDER, AND ARE SUBJECT TO, THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OR IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT."

         In the event that the shares of Common Stock issued pursuant to the Option are (i) registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to an effective registration statement which complies with the then applicable regulations, rules and procedures and practices of the Securities and Exchange Commission, and are registered and/or qualified in accordance with any applicable state laws, regulations, rules and administrative procedures practices, or (ii) transferred pursuant to an exemption from registration under the Securities Act and, at the request of Holdings, Holdings has received an executed legal opinion, satisfactory to its counsel, as to the availability of and compliance with such exemption and that such shares need not bear the restrictive legend stating that such shares have not been registered under the Securities Act, Holdings may issue new certificates representing such shares omitting that portion of such restrictive legend.

         The shares of Common Stock acquired pursuant to the Option shall be subject to the provisions regarding transfers of shares in the Stockholders Agreement dated as of February 20, 1998, among Holdings and the partners named on the signature pages thereto, as amended from time to time (the "Stockholders Agreement"). At the request of Holdings, the Employee shall become a party to the Stockholders Agreement prior to the issuance of any shares under this Agreement and Consent.

         In the event the Stockholders Agreement terminates, certificates representing the shares of Common Stock issued pursuant to the Option may be issued omitting that portion of the


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restrictive legend stating that such shares are subject to the Stockholders
Agreement and the availability of a copy of such agreement.

         7. OPTION SUBJECT TO SECURITIES AND OTHER REGULATIONS. The Option granted hereunder and the obligation of Holdings to sell and deliver shares under such Option shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. Holdings, in its discretion, may postpone the issuance or delivery of shares upon any exercise of the Option until completion of any stock exchange listing, or other qualification of such shares under any state or federal law, rule or regulation as Holdings may consider appropriate, and may require the Employee, his beneficiary or his legal representative to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations.

         Upon demand by the Board, the Employee (or any person acting under Section 3 above) shall deliver to the Board at the time of exercise of the Option a written representation that the shares to be acquired upon the exercise of the Option are being acquired for his own account and not with a view to, or for resale in connection with, any distribution in violation of federal or state securities laws. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of the Option shall be a condition precedent to the right of the Employee or such other person to purchase any shares.

         8. BUYBACK RIGHT. Upon any termination of the employment of the Employee prior to a public offering of Common Stock, Holdings or its designee may at its option purchase all Common Stock acquired upon any exercise of the Option then held by the Employee for a purchase price equal to the determined value of such stock at the time of purchase. For purposes of this Section 8, "determined value" shall mean the determined value of the shares of Common Stock being purchased by Holdings pursuant to this Section 8, such value to be determined annually as of March 31 of each year by a nationally recognized investment banking or appraisal firm selected by Holdings. This valuation will serve as the determined value for the shares until the next valuation unless the Board determines that a significant change in Holdings performance or prospects requires a revaluation of the shares.

         The purchase by Holdings pursuant to this Section 8 shall be paid for in cash, to the extent permitted under the loan agreements and debt instruments relating to Holdings or any of its subsidiaries, or, to the extent cash payments are not permitted thereunder, by means of a subordinated payment-in-kind promissory note issued by Holdings bearing interest, payable annually, at the lowest interest rate required to avoid imputed interest, which note shall be repaid as soon as permitted.

         9. NO RIGHTS AS STOCKHOLDER PRIOR TO EXERCISE OF OPTION. The Participant shall not have any rights as a stockholder with respect to any shares subject to the Option prior to the date on which the Employee is recorded as the holder of such shares on the records of Holdings.



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         10. NO RIGHTS WITH RESPECT TO CONTINUANCE OF EMPLOYMENT. Neither the
grant of the Option nor any action taken with respect thereto shall be construed as giving the Employee the right to be retained in the employ of Universal or any subsidiary or affiliate, nor shall it interfere in any way with the right of Universal or any such subsidiary or affiliate to terminate any Employee's employment at any time for any reason, or for no reason at all.

         11. TAXES. Holdings may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all Federal, state, local and other taxes required by law to be withheld with respect to the Option including, but not limited to: (i) reducing the number of shares of Common Stock otherwise deliverable, based upon their Fair Market Value on the date of exercise, to permit deduction of the amount of any such withholding taxes from the amount otherwise payable under this Agreement and Consent; (ii) deducting the amount of any such withholding taxes from any other amount then or thereafter payable to the Employee; or (iii) requiring the Employee, his beneficiary or his legal representative to pay to Holdings the amount required to be withheld or to execute such documents as Holdings deems necessary or desirable to enable it to satisfy its withholding obligations as a condition of releasing the Common Stock.

         12. GOVERNING LAW. This Agreement and Consent shall be governed and construed in accordance with the laws of the State of Delaware applicable to contract made and to be performed entirely within such state.

         13. COUNTERPARTS. This Agreement and Consent may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement and Consent to produce or account for more than one such counterpart.

         14. NOTICES. Any notice or other communication required or which may be given hereunder shall be in writing and shall be delivered personally, telecopied with confirmed receipt, sent by certified, registered, or express mail, postage prepaid, or sent by a national next-day delivery service to the parties at the following addresses or at such other addresses as shall be specified by the parties by like notice, and shall be deemed given when so delivered personally or telecopied, or if mailed, 2 days after the date of mailing, or, if by national next-day delivery service, on the day after delivery to such service as follows:



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                     (i)     if to Holdings, at:

                             Universal Compression Holdings, Inc.
                             4440 Brittmoore Road
                             Houston, Texas 77041-8004
                             Attention:  Richard FitzGerald, C.F.O.
                             Telecopier No.:  (713) 466-6720

                             with a copy to:

                             Universal Compression, Inc.
                             4440 Brittmoore Road
                             Houston, Texas 77041-8004
                             Attention: Valerie L. Banner, General Counsel Telecopier No.: (713) 466-6720

                     (ii)    if to Employee, to him or her at:

                             Universal Compression, Inc.
                             4440 Brittmoore Road
                             Houston, Texas 77041-8004

         15. HEADINGS. The headings in this Agreement and Consent are for convenience of reference only and shall not in any manner define or limit the scope or intent of any provisions of this Agreement and Consent.

         16. SEVERABILITY. If any term, provision, covenant or restriction of this Agreement and Consent, or any part thereof, is held by a court of competent jurisdiction or any foreign federal, state, county or local government or any other governmental, regulatory or administrative agency or authority to be invalid, void, unenforceable or against public policy for any reason, the remainder of the terms, provisions, covenants and restrictions of this Agreement and Consent shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         17. SPECIFIC PERFORMANCE. Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement and Consent, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages. It is accordingly agreed that the parties hereto shall and do hereby waive the defense in any action for specific performance that a remedy at law would be adequate and that the parties hereto, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement and Consent in any action instituted in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York, or, in the event such courts shall not have jurisdiction of such action, in any court of the United States or any state thereof having subject matter jurisdiction of such action.

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed this Agreement and Consent effective as of the day and year first above mentioned.


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                                    EMPLOYEE



                                    By:
                                       -----------------------------------------
                                       [NAME OF EMPLOYEE]




                                    UNIVERSAL COMPRESSION HOLDINGS, INC.

                                    By:
                                       -----------------------------------------
                                        Stephen A. Snider
                                        President and Chief Executive Officer





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